TOUCHSTONE STRATEGIC TRUST
                              EMERGING GROWTH FUND

                            SUPPLEMENT TO PROSPECTUS

                     This supplement is dated August 1, 2001.

       The Prospectus of Touchstone Strategic Trust (the "Trust") dated August 1, 2001 is hereby supplemented with the following information.

ACQUISITION OF TCW BY SOCIETE (acute accent (e)) GENERALE (acute accent (e))

       TCW Investment Management Company ("TCW") serves as one of the Sub-Advisors of the Emerging Growth Fund of Touchstone Strategic Trust. TCW is a wholly owned subsidiary of The TCW Group, Inc. ("The TCW Group"). On April 11, 2001, The TCW Group, certain stockholders of The TCW Group, and Societe (acute accent (e)) Generale (acute accent (e)), S.A. ("Societe (acute accent (e)) Generale (acute accent (e))"), Societe (acute accent (e)) Generale (acute accent
(e)) Asset Management, S.A. ("SGAM"), a wholly owned subsidiary of Societe (acute accent (e)) Generale (acute accent (e)), and certain other parties entered into an Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement") pursuant to which SGAM initially will acquire a 51% interest in The TCW Group, increasing to a 70% interest over the next five years (the "Transaction"). As a result of the completion of the first stage of the Transaction on July 6, 2001, Societe (acute accent (e)) Generale (acute accent
(e)) now controls The TCW Group and TCW.

SUB-ADVISORY AGREEMENTS WITH TCW

       As required by the Investment Company Act of 1940 (the "1940 Act"), the Sub-Advisory Agreement (the "Old Sub-Advisory Agreement") between TCW and Touchstone Advisors, Inc. ("Touchstone Advisors"), the investment advisor of the Emerging Growth Fund, terminated on July 6, 2001. Effective July 6, 2001, Touchstone Advisors entered into an interim Sub-Advisory Agreement (the "Interim Sub-Advisory Agreement") with TCW. The Interim Sub-Advisory Agreement is substantially identical to the Old Sub-Advisory Agreement. The Board of Trustees of the Trust approved the Interim Sub-Advisory Agreement on June 21, 2001. The Interim Sub-Advisory Agreement continues in effect for a period of 150 days following its effective date. The Interim Sub-Advisory Agreement will automatically terminate upon the effective date of the new sub-advisory agreement with TCW described below.

       As required by the 1940 Act, shareholders of the Emerging Growth Fund will be asked to approve a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") between TCW and Touchstone Advisors. Except for the effective and termination dates, the terms of the New Sub-Advisory Agreement are identical to the terms of the Old Sub-Advisory Agreement. The Board of Trustees of the Trust approved the New Sub-Advisory Agreement on June 21, 2001. A meeting of the shareholders of the Emerging Growth Fund is scheduled for September 19, 2001, to consider the New Sub-Advisory Agreement.

INFORMATION ABOUT SOCIETE (acute accent (e)) GENERALE (acute accent (e))

       Societe (acute accent (e)) Generale (acute accent (e)), a publicly traded company founded in 1864 and based in Paris, France, is the lead company in the

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Societe  (acute accent (e)) Generale  (acute accent (e)) Group,  which is one of
Europe's leading banking groups. The Societe (acute accent (e)) Generale (acute accent (e)) Group maintains its focus on three primary business lines: retail banking; corporate and investment banking; and asset management and private banking. As of July 6, 2001, TCW and SGAM had over $240 billion under management. Societe (acute accent (e)) Generale's (acute accent (e)) address is 29, boulevard Haussman, 75009, Paris, France.

INFORMATION ABOUT TCW AND AFFILIATED BROKERS

       The TCW Group will remain intact and operationally autonomous, functioning as a stand-alone unit of the Societe (acute accent (e)) Generale (acute accent (e)) Group and the exclusive asset management platform in the United States. TCW believes that the Transaction should have no immediate impact, other than as noted below, on the management of the Emerging Growth Fund or TCW's capacity to provide the type, quality, or quantity of services that it currently provides, and the Emerging Growth Fund should continue to receive the same high quality of service in the future.

       As a result of the Transaction, certain broker-dealers (the "Affiliated Brokers") now may be considered to be affiliated persons of TCW. The Emerging Growth Fund generally is precluded from effecting principal transactions with the Affiliated Brokers and its ability to purchase securities underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. TCW does not believe that the applicable restrictions on transactions with the Affiliated Brokers will materially adversely affect its ability to provide services to the Emerging Growth Fund, the ability of the Emerging Growth Fund to take advantage of market opportunities, or the Emerging Growth Fund's overall performance.



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